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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2003

SABRE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12175 (Commission File No.)	75-2662240 (IRS Employer Identification No.)
3150 Sabre Drive, Southlake, Texas 76092 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (682) 605-1000

Not Applicable
(Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure.

        On March 14, 2003, William J. Hannigan, the chief executive officer of Sabre Holdings Corporation, and Jeffery M. Jackson, the chief financial officer of Sabre Holdings Corporation, each submitted to the Securities and Exchange Commission ("SEC"), a written statement pursuant to Title 18 United States Code Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002. The written statements accompanied the filing of the annual report on Form 10-K by Sabre Holdings Corporation for the period ended December 31, 2002.

        A copy of each of those written statements is attached hereto as an exhibit.

Exhibits

Exhibit	Description
99.1
Written statement pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, dated March 14, 2003, signed by William J. Hannigan as Chief Executive Officer
99.2
Written statement pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, dated March 14, 2003, signed by Jeffery M. Jackson as Chief Financial Officer

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION
By:	/s/ JAMES F. BRASHEAR
Name:	James F. Brashear
Title:	Corporate Secretary

Date: March 14, 2003

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  Item 9. Regulation FD Disclosure.
SIGNATURE